                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) July 17, 2003
                               -------------------


                                   LMIC, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


                Delaware                    0-26186             84-1209978
                --------                    -------             ----------
     (State or other jurisdiction  (Commission File Number)    (IRS Employer
           of incorporation)                                 Identification No.)



                 6435 Virginia Manor Road, Beltsville, MD       20705
          -------------------------------------------------- ----------
               (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code 240.264.8300
                                                            ------------


                           Cheshire Distributors, Inc.
                 152 West 57th Street, New York, New York 10019
                                 (212) 541-5800
          ------------------------------------------------------------
         (Former name or former address and telephone number, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         As of May 1, 2003, LMIC, Inc., formerly known as Cheshire Distributors, Inc. (the "Registrant"), Linsang Acquisition Corp. "LAC"), Linsang Manufacturing, Inc. ("Linsang"), and certain major stockholders of the Registrant and Linsang entered into an Agreement and Plan of Reorganization, as amended ("Merger Agreement") pursuant to which LAC merged with and into Linsang (the "Merger"). On July 17, 2003, the transactions contemplated by the Merger Agreement were consummated. Pursuant to the Merger Agreement, stockholders of Linsang exchanged their shares for shares of Common Stock of the Registrant. Following the conversion of shares by Linsang's stockholders, such stockholders now own approximately 85% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis and stockholders of the Registrant before the Merger own approximately 15% on a fully diluted basis.

         As part of the Merger, the former director of the Registrant, Abe Grossman, resigned and was replaced by the following directors: Kwok Li, Luis Negrete, Ajit K. Medhekar and Barton Y. Shigemura.

         The following table sets forth certain information after giving effect to the issuance of securities as part of the closing of the Merger Agreement with respect to beneficial ownership of the outstanding shares of common stock of the Registrant by the Registrant's directors, executive officers and each person known by the Registrant to own in excess of 5% of the outstanding shares of Common Stock of the Registrant, and the directors and executive officers as a group. Unless otherwise noted, each person below has personal and sole beneficial ownership of the shares of Common Stock:


                                                NUMBER OF SHARES           APPROXIMATE
                                                BENEFICIALLY               PERCENTAGE OF
NAME                                            OWNED                      COMMON STOCK
----                                            -----                      ------------
Mary Faith Boyer
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705                            0 shares                   --

Roger Cavanaugh                                 0 shares                   --
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705

Kwok Li (1)                                     7,193,248 shares           75.7%
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705

Ajit K. Medhekar                                0 shares                   --
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705

Linsang Partners, LLC                           5,317,787 shares           56%
6435 Virginia Manor Road
Beltsville, MD 20705

Linsang International, LP                       1,875,461 shares           19.7%
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705


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
Luis Negrete                                    0 shares                   --
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705

Barton Y. Shigemura
c/o Linsang Manufacturing, Inc.
6435 Virginia Manor Road
Beltsville, MD 20705                            0 shares                   --

All Officers and
Directors as a Group                            7,193,248 shares           75.7%


---------
(1)      Includes  shares  owned  by  Linsang  International,   LP  and  Linsang
         Partners, LLC.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As described in Item 1 above, pursuant to the Merger Agreement, Linsang merged with LAC whereby Linsang became a wholly-owned subsidiary of the Registrant. After the Merger, stockholders of Linsang own approximately 85% of the outstanding shares of Common Stock of the Registrant of a fully diluted basis.

         Linsang currently operates a state-of-the-art manufacturing facility in Beltsville, Maryland, strategically located midway between Baltimore and Washington, DC. Linsang provides electronic manufacturing services to established and emerging original equipment manufacturers (OEMs) in the networking and telecommunications, wireless, high-end computer, and industrial and medical instrumentation markets. Among other things, Linsang manufactures complex life support systems in compliance with the highly regulated quality requirements of the medical instrumentation industry. Linsang is currently one of only five ISO-9001 certified EMS providers in the mid-Atlantic region. Customers include private sector firms as well as The United States Department of Defense, Office of Homeland Security and other federal entities. Over thirty percent of Linsang's current customer base is through federal contracting vehicles.

         Linsang provides design services, complex printed circuit board assembly utilizing advanced surface mount technology, electromechanical subassembly, total system assembly and integration, component and system test, as well as other value added services. Linsang provides these services in the context of an integrated information environment that enables comprehensive data collection and full traceability from design through manufacturing through deployment and upgrade in the field.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)(i) On July 28, 2003, Wolinetz, Lafazan & Company, P.C. ("WLC") submitted their resignation as the Registrant's independent accountant, to be effective July 28, 2003.

(a)(1)(ii) The reports of WLC on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports of WLC contained an explanatory paragraph indicating that there is substantial doubt about the Registrant's ability to continue as a going concern.

(a)(1)(iii) This change in accountants was not recommended by the Registrant's board of directors or an audit or similar committee.

(a)(1)(iv) During the Registrant's two most recent fiscal years and the subsequent interim period there were no disagreements with WLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of WLC would have caused WLC to make reference to the matter in its report.

(a)(2) On July 28, 2003 the Registrant engaged DDK & Company LLP ("DDK") as its independent auditors for its fiscal year ending December 31, 2003. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging DDK the Registrant (or someone on its behalf) did not consult DDK regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) under Regulation S-B or a reportable event.

(a)(3) The Registrant has requested WLC to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 28, 2003, is filed as Exhibit 16 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a. Financial Statements of Businesses Acquired will be filed by amendment within the allowable time period.

     b. Pro Forma Financial Information will be included in the amendment referred to above.

     c. Exhibits:

         2.1 Agreement and Plan of Reorganization dated as of May 1, 2003, as amended to date.

         16.      Accountant's letter.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2003                                   LMIC, Inc.
      ---------------------                           --------------------------
                                                      (Registrant)

                                                      /s/ Luis Negrete
                                                          Luis Negrete
                                                          President